AGILE TECHNOLOGIES GROUP, LLC
55 East Monroe Street, Suite 3800
Chicago, Illinois 60603

December 31, 2020

Purge Virus LLC
22 Waterloo Avenue, Suite 300
Berwyn, Pennsylvania 19312
Attention: Charles A. Szoradi, Chief Executive Officer

Re: Strategic Alignment

Dear Charlie:

This letter ("**Agreement**") confirms the terms and conditions under which Purge Virus LLC, a Pennsylvania limited liability company ("**PV**"), agrees to align its business with AGILE Technologies Group, LLC, an Illinois limited liability company ("**AGILE**"), as follows:

1. Background.

a. *AGILE.* AGILE was formed earlier this year to provide rapid testing, contact tracing, personal protective equipment ("**PPE**") and other goods and services that businesses, schools and other institutions need to mitigate COVID-19/SARS-CoV-2 ("**COVID-19**"). A description of AGILE's Rapid Antigen and Antibody COVID-19 tests, PPE, COVID-19 related protective medical devices, information technology and management consulting services and other offerings is provided at https://4AGILEtech.com/ (the "**AGILE Offerings**").

b. *Purge Virus.* PV was formed earlier this year to provide disinfection solutions for facilities including but not limited to medical, hospitality, retail, commercial and industrial properties seeking to mitigate COVID-19. A description of PV's current offerings is provided at https://purgevirus.com/. PV is wholly owned and controlled by FOMO Corp., a California corporation (US OTC: ETFM) ("**FOMO**").

c. AGILE and PV are hereinafter referred to, collectively, as the "**Parties**," with each being sometimes referred to, individually, as a "**Party**."

2. Integrated COVID-19 Solutions.

a. *Limited Exclusivity.*

i. PV hereby grants AGILE the sole and exclusive right to (1) purchase all of PV's offerings and services pertaining to COVID-19 (the "**PV COVID-19 Offerings**") for AGILE's customers and (2) offer the same as components of an integrated solution for COVID-19 mitigation to AGILE's customers (an "**Integrated COVID-19 Solution**").

ii. PV retains the right to market and sell all PV COVID-19 Offerings directly to end users on a stand-alone basis, but will not make available, market or sell any PV COVID-19 Offering to or with any other party seeking to market and sell an Integrated COVID-19 Solution involving any of the AGILE Offerings, or any other service or offering intended to compete with any of the AGILE Offerings, without AGILE's prior written approval in each instance.

iii. AGILE retains the right to market and sell all AGILE Offerings directly to end users on a stand-alone basis, but will not make available, market or sell any AGILE Offering to or with any other party seeking to market and sell an Integrated COVID-19 Solution involving any of the PV COVID-19 Offerings, or any other service or offering intended to compete with any of the PV COVID-19 Offerings, without PV's prior written approval in each instance.

b. *PV COVID-19 Offerings*. PV will make available and sell the PV COVID-19 Offerings at the prices set forth on **Exhibit A** (the "**PV COVID-19 Offering Prices**"). AGILE is not required to purchase any minimum amount or quantity of the PV COVID-19 Offerings. PV will make its best efforts to maintain sufficient inventory and capacity to permit it to fill AGILE's orders as required herein and will provide AGILE with three (3) months' notice before changing any PV COVID-19 Offering Prices or modifying or discontinuing any PV COVID-19 Offering.

c. *Marketing*. All PV COVID-19 Offerings included in an Integrated COVID-19 Solution will be marketed and sold under AGILE's trademarks, service marks, trade names and logos. PV will provide any necessary information, material, and support or as AGILE may reasonably request regarding the marketing, advertising, promotion and sale of the PV COVID-19 Offerings, in each case, free of charge to AGILE.

d. *Performance & Delivery*. PV will cooperate with AGILE to facilitate delivery and performance of all PV COVID-19 Offerings in coordination with all other PV COVID-19 Offerings and services being sold by AGILE at PV's sole cost and expense. Failure to coordinate delivery of a PV COVID-19 Offering constitutes a default by PV under this Agreement, in which event AGILE will have the right (but no obligation) to assume and coordinate delivery under the relevant purchase orders that were issued by PV, and retain all compensation, pertaining to the same.

e. *Billing & Payment*. PV will issue periodic invoices to AGILE for all PV COVID-19 Offerings ordered in the previous period. Each invoice for PV COVID-19 Offerings must set forth in reasonable detail the amounts payable by AGILE under this Agreement. AGILE reserves the right to return and withhold payment for any invoices or related documents that are inaccurate or incorrectly submitted to AGILE. AGILE will notify PV of any dispute regarding an invoice within five (5) business days from AGILE's receipt of such invoice. The Parties will seek to resolve all such disputes expeditiously and in good faith. Notwithstanding anything to the contrary, PV will continue performing its obligations under this Agreement during any such dispute. Except for any amounts disputed by AGILE in good faith, AGILE will pay all invoiced amounts due to PV within thirty (30) days following the later of (1) AGILE's receipt of PV's invoice or (2) AGILE's receipt of applicable PV COVID-19 Offerings. AGILE may withhold payment pending receipt of evidence, in such form and detail as AGILE may reasonably direct, of the absence of any liens and encumbrances on the PV COVID-19 Offerings. Payment of invoices will not be deemed acceptance of the PV COVID-19 Offerings or waive AGILE's right to inspect. AGILE will make all payments in US dollars by check, wire transfer or automated clearing house transfers in accordance with written instructions provided separately by PV. AGILE may set off or recoup any liability it owes to PV against any liability for which AGILE determines in good faith PV is liable to AGILE or its affiliates, whether either liability is matured or unmatured, is liquidated or unliquidated or arises under this Agreement. The Parties acknowledge and agree that: (1) PV may request that AGILE make a deposit prior to delivery of certain PV COVID-19 Offerings; (2) AGILE retains the right and sole discretion to review, approve and pay the same; and (3) AGILE's refusal to make a requested deposit will not excuse PV's obligations to perform under this Agreement.

f. *Nonconforming Offerings & Risk of Loss*. If AGILE determines, in its sole discretion, that PV COVID-19 Offerings delivered under this Agreement are nonconforming to the product specification sheets, AGILE may reject the same for a refund plus any inspection, test, shipping, handling and transportation charges and require prompt correction or replacement. Risk of loss to all PV COVID-19 Offerings passes to AGILE upon receipt and acceptance by AGILE, and title will transfer to AGILE even if PV has not been paid for such PV COVID-19 Offerings. PV bears all risk of loss or damage until AGILE's acceptance. PV will notify AGILE immediately of (a) a known or suspected defect in or recall of any product within the PV COVID-19 Offerings or (b) a security breach of PV's facilities or computer systems that poses a material threat to a Party's rights or obligations under this Agreement.

g. *Intellectual Property*. PV authorizes AGILE to use all of PV's trademarks, service marks and trade names in connection with advertising, promoting and reselling the PV COVID-19 Offerings.

h. *Warranties*. PV warrants to AGILE and all end users that: (1) no claim, lien, or action exists or is threatened against PV that would interfere with the marketing, use or sale of the PV COVID-19 Offerings; (2) all PV COVID-19 Offerings are free of defects in design; (3) no PV COVID-19 Offering infringes on any intellectual property rights of a third party; (4) AGILE and its end user will receive good and valid title to all PV COVID-19 Offerings sold under this Agreement, free and clear of all encumbrances and liens of any kind and (5) all PV COVID-19 Offerings sold are fit and safe for use consistent with and will materially conform with the specifications and documentation provided with the same, and will remain free from significant defects in material and workmanship for a period of one (1) year from the date of initial delivery.

i. *Reporting & Recordkeeping*. AGILE will, at its sole cost and expense, maintain books, records, and accounts of all transactions and activities covered by this Agreement and permit full examination thereof by PV.

j. *No Franchise*. The Parties acknowledge and agree that (1) each Party has sole discretion and authority to determine all aspects of operating its business, including (without limitation) its methods of operation, customers, pricing, accounting and personnel practices and the types and amounts of insurance that it carries and (2) if any provision of this Agreement is deemed to create a franchise relationship between the Parties, then the Parties will negotiate in good faith to modify this Agreements so as to effect the Parties' original intent as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as an exclusive AGILE agreement and not a franchise agreement.

k. *Order of Precedence*. The express terms and conditions contained in this Agreement exclusively govern and control each of the Parties' respective rights and obligations regarding the purchase and sale of PV COVID-19 Offerings and services, and the Parties' agreement is expressly limited to such terms and conditions. Notwithstanding the foregoing, if any terms and conditions contained in a purchase order conflict with any terms and conditions contained in this Agreement, the order of precedence is: (1) the price, quantity and delivery date set forth in the purchase order; (2) this Agreement; and (3) the remaining terms of the relevant purchase order. Any additional, contrary, or different terms contained in any invoice or other communication, and any other attempt to modify, supersede, supplement, or otherwise alter this Agreement, are deemed rejected by AGILE and will not modify this Agreement or be binding on the Parties unless such terms have been fully approved in a signed writing by authorized representatives of both Parties.

l. *Discretionary Referrals*. If any customer wishes to purchase a COVID-19 mitigation solution that does not require any of the AGILE Offerings, AGILE may elect to treat the same as a referral to PV, in which event, PV will: (1) set the price, negotiate all other terms and otherwise contract directly with the customer; (2) collect payment directly from the customer; (3) be solely responsible for all delivery and performance; and (4) pay AGILE a commission equal to 10.0% of the total amount that PV receives with respect to the same, with such amount becoming payable only when and to the extent unconditional payment is received by PV.

3. Capital Transactions.

a. If FOMO sells or recapitalizes PV at any time prior to the first (1st) anniversary of the expiration or other termination of this Agreement, FOMO and PV will pay AGILE a success fee equal to the PV Gross Profit Percentage of the total amount that FOMO and PV are otherwise entitled to receive. The term "**PV Gross Profit Percentage**" means the percentage of PV's gross profit (total sales less cost of goods sold) that is derived from AGILE COVID-19 offerings for the prior twelve (12) months, as determined by PV acting reasonably and in good faith. This obligation will survive such expiration or termination of this Agreement, but will terminate at the first anniversary of the expiration or other termination of this Agreement. The success fee is in recognition/expectation of the substantial business that AGILE has created/will create for PV.

b. If AGILE is sold or recapitalized at any time prior to the first (1st) anniversary of the expiration or other termination of this Agreement, AGILE and its members will pay PV a success fee equal to the AGILE Gross Profit Percentage of the total amount that AGILE and its members are otherwise entitled to receive. The term "**AGILE Gross Profit Percentage**" means the percentage of AGILE's gross profit (total sales less cost of goods sold) that is derived from PV COVID-19 Offerings for the prior twelve (12) months, as determined by AGILE acting reasonably and in good faith. This obligation will survive such expiration or termination of this Agreement, but will terminate at the first anniversary of the expiration or other termination of this Agreement. The success fee is in recognition/expectation of the substantial business that PV has created/will create for AGILE.

4. AGILE Offerings. PV and its affiliates are each appointed as a non-exclusive sales representative of AGILE and will promote the AGILE Offerings. Upon receiving an indication of interest for one of the AGILE Offerings, PV will refer the potential purchaser to the designated representative whose contact information is set forth on **Exhibit B**. PV will receive a commission at the rate set forth in **Exhibit B**, with such amount becoming payable only when and to the extent unconditional payment is received by AGILE. PV and its affiliates have no authority to modify the price or any other terms of sale pertaining to any AGILE Offering.

5. Term. This Agreement commences on the date set forth above and terminates on the fifth (5th) anniversary thereof but may be terminated by either Party for any or no reason upon sixty (60) days' prior written notice.

6. Mutual Non-Compete. Until the fifth (5th) anniversary of the expiration or other termination of this Agreement, neither Party will, directly or indirectly, engage or invest in, own, manage, operate, finance, control or participate in the ownership, management, operation, financing or control of, be employed by, associated with or in any manner connected with, or render services or advice or other aid to, or guarantee any obligation of, any person engaged in or planning to become engaged in any business whose products or activities compete in whole or in part with the business of the other Party, anywhere within the United States. Each Party agrees that this covenant is reasonable with respect to its duration, geographical area and scope. Sale of PPE will not be deemed to constitute a breach of this covenant, nor will the sale of any service or offering for which prior written approval was obtained under Sections 2(a)(ii) & (iii) above.

7. FOMO Shares. Simultaneously with the execution and delivery of this Agreement, FOMO will (a) issue warrants for 100,000,000 shares of FOMO common stock with a $0.001 strike price to AGILE or its designee in the form attached as **Exhibit C-1** and (b) appoint Roderick A. Martin to FOMO's board of advisors and issue warrants for 10,000,000 shares of FOMO common stock with a $0.001 strike price to him or his designee in the form attached as **Exhibit C-2**.

8. Execution & Effective Dates. This Agreement is being executed by each Party on the date shown beneath its signature but shall be effective as of December 31, 2020.

9. Expense Reimbursement. PV will reimburse AGILE **$1,875** of legal fees incurred by AGILE in connection with this Agreement, which amount may be offset against any amount that is otherwise owed by AGILE to PV.

10. Other Terms & Conditions. This Agreement is subject to the additional terms and conditions that are set forth on **Exhibit D** attached hereto.

Please confirm your agreement with the foregoing by returning a signed copy of this letter at your earliest convenience.

We look forward to working with you.

Sincerely,

AGILE:

AGILE TECHNOLOGIES GROUP, LLC, an Illinois limited liability company

DocuSigned by:
Roderick A. Martin

By: ______________________________
Roderick A. Martin
Chief Managing Partner

Execution Date: 1/12/2021

Accepted and agreed as of the date set forth above.

PV:

PURGE VIRUS LLC, a Pennsylvania limited liability company

DocuSigned by:

By: ______________________________
Charles A. Szoradi
Chief Executive Officer

Execution Date: 1/12/2021

FOMO:

FOMO CORP., a California corporation

DocuSigned by:

By: Vikram Grover
Vikram Grover
Chief Executive Officer

Execution Date: 1/12/2021

EXHIBIT A

PV COVID-19 OFFERING PRICES

Equipment prices as per attached, with (1) installation and all other labor provided by third party contractors at cost and (2) fees payable to PV for project management, including site visits and cost estimation by PV, negotiated with AGILE for each project separately and in advance.

PURGE VIRUS
STAY SAFE and HEALTHY

We're here to help you get back to business!

Disinfection + PORTABILITY

Small and Large Devices

These ultraviolet devices come ready for instant use with plugs for standard outlets. The specification data and video highlights are available at: https://purgevirus.com/portable-devices/



Small Device: Size: 10.6" W x 8.6" H x 4.0" D
Coverage area: 142 sq ft at ACH 6
Typical placement: Counter, shelf, or wall mount
Cost: **$450** (lower with volume orders)
Ideal applications: Small offices, conference rooms, dental operatories + home/apartment use.



Large Device: 21.5" W x 18.5" H x 8" D
Coverage area: 160 up to 1,000 sq ft
Typical placement: Floor
Cost: **$1,500** (lower with volume orders)
Ideal applications: Retail stores, restaurants + home/apartment use.


CATALYTIC AIR PURIFICATION
Air Quality
VOC Sensor
Room Size/Fan Speed
1,000
820
650
465
310
160
93
76
60
43
29
15
Air Filter
Service
Reset
UV Lamp
Service
Reset
Power
Fan Speed
Sleep Mode



Large (Premium) Device: 12" W Diameter x 33.5" H

Coverage area: Up to 1,600 sq ft

Typical placement: Floor

Cost: **$2,500**

Ideal applications: Retail stores, restaurants + home/apartment use.



This page below includes the video on all three portable devices: https://purgevirus.com/portable-devices/

PURGE VIRUS	MSRP Pricing	Average Production Time: 3 Weeks Prices subject to change Contact Info@PurgeVirus.com to confirm prices and availability	
Image	Model	Description	MSRP
USE CASE: In Duct + Coil Cleaning (or combination) subject to distance from Coil			
NOTES:	1: PV-AUV-DC series fixtures are multi-voltage, multi-frequency (110-277V, 50/60Hz). For Ordering V options include 120 standard + 208/230 + 277. 208/230 is listed as example: PV-AUV-DC14-2-230		
	2: Fixture pricing includes fixture and lamps		
2 Lamp - PV-AUV-DC Series for varying duct widths			
	PV-AUV-DC14-2	Duct Clean fixture, 14", 2 high output UVC lamps	$875.00
	PV-AUV-DC16-2	Duct Clean fixture, 16", 2 high output UVC lamps	$895.00
	PV-AUV-DC24-2	Duct Clean fixture, 24", 2 high output UVC lamps	$905.00
	PV-AUV-DC33-2	Duct Clean fixture, 33", 2 high output UVC lamps	$950.00
	PV-AUV-DC45-2	Duct Clean fixture, 45", 2 high output UVC lamps	$999.00
4 Lamp - PV-AUV-DC Series for varying duct widths			
	PV-AUV-DC14-4	Duct Clean fixture, 14", 4 high output UVC lamps	$1,150.00
	PV-AUV-DC16-4	Duct Clean fixture, 16", 4 high output UVC lamps	$1,175.00
	PV-AUV-DC24-4	Duct Clean fixture, 24", 4 high output UVC lamps	$1,225.00
	PV-AUV-DC33-4	Duct Clean fixture, 33", 4 high output UVC lamps	$1,275.00
	PV-AUV-DC45-4	Duct Clean fixture, 45", 4 high output UVC lamps	$1,299.00

PURGE VIRUS	MSRP Pricing	Average Production Time: 3 Weeks Prices subject to change Contact Info@PurgeVirus.com to confirm prices and availability	
Image	Model	Description	MSRP
USE CASE: Wall Mount (7' from finished floor) for Upper Air Disinfection			
NOTES:	1: PV-AUV-DC series fixtures are multi-voltage, multi-frequency (110-277V, 50/60Hz). For Ordering V options include 120 standard + 208/230 + 277. 208/230 is listed as example: PV-AUV-DC14-2-230		
	2: Fixture pricing includes fixture and lamps		
3 Different PV-AUV-TB Series devices for varying room sizes			
	**PV-AUV-TB-12-W**	12 Watt 18.5" Device for up to 100 sq ft coverage area	**$949.00**
	**PV-AUV-TB-24-W**	24 Watt 27.7" Device for up to 200 sq ft coverage area	**$1,029.00**
	**PV-AUV-TB-36-W**	36 Watt 37.5" Device for up to 300 sq ft coverage area	**$1,064.00**

REPLACEMENT Ballasts & Lamps - PV-AUV-DC Series			
	**PV-AUV-TXG530**	ballast for all PV-AUV-DC fixtures	**$150.00**
	**PV-AUV-SBL410**	14" lamp for DC14 fixtures - 34 Watts each	**$85.00**
	PV-AUV-SBL430	16" lamp for DC16 fixtures - 38 Watts each	**$90.00**
	PV-AUV-SBL415	24" lamp for DC24 fixtures - 63 Watts each	**$95.00**
	PV-AUV-SBL420	33" lamp for DC33 fixtures - 80 Watts each	**$115.00**
	PV-AUV-SBL445	45" lamp for DC45 fixtures - 120 Watts each	**$130.00**
REPLACEMENT Ballasts & Lamps - PV-AUV-TB Series			
	**PV-AUV-TXG530**	ballast for all PV-AUV-DC fixtures	**$150.00**
	**PV-AUV-SBL060**	Lamp for 18.5" PV-AUV-TB-12-W - 12 Watts each	**$98.00**
	PV-AUV-SBL325	Lamp for 27.7" PV-AUV-TB-24-W - 24 Watts each	**$109.00**
	PV-AUV-SBL005	Lamp for 37.5" PV-AUV-TB-36-W - 36 Watts each	**$115.00**

OTHER DEVICES for Different USE CASES	
NOTES:	Purge Virus provides many more fixtures for uses ranging from surface sterilization to custom coil disinfection. In most cases the modular design is tailored to the HVAC equipment. Please contact us at Info@PurgeVirus.com and provide key information such as Coil and Plenum dimensions, CFM, and available distance from the Coil to the first air turn. We will provide our recommendations and pricing, accordingly.

EXAMPLE of USE CASE that is an alternative to the DC series:
In Duct + Coil Cleaning (or combination) subject to distance from Coil

NOTES:

1: PV-AUV-CK series are not fixtures but devices that are assembled with a "kit of parts" on-site. These are ideal for plenums that are over 90" in width where (2) of the DC fixtures do not adequately cover the distance for the required dosage. The CK series is also ideal for plenums where the installation does not provide access to the outside of the AHU. This is sometimes the case when the AHU is situated against a wall.

2: The pricing does not include 3/4" conduit, which is the preferred mounting equipment for the Lamp Holders (Clips). The conduit is readily available by installers at local levels and is cut to the size of the plenum perpendicular to the lamps.

ELECTRICAL ENCLOSURES





Model	Description	MINIMUM MSRP
PV-AUV-CK1	CK Series Electrical Enclosure - 1 ballast SMALL	$550.00
PV-AUV-CK2	CK Series Electrical Enclosure - 2 ballast SMALL	$650.00
PV-AUV-CK3	CK Series Electrical Enclosure - 3 ballast SMALL	$750.00
PV-AUV-CK4	CK Series Electrical Enclosure - 4 ballast SMALL	$850.00
PV-AUV-CK5	CK Series Electrical Enclosure - 5 ballast LARGE	$1,100.00
PV-AUV-CK6	CK Series Electrical Enclosure - 6 ballast LARGE	$1,200.00
PV-AUV-CK7	CK Series Electrical Enclosure - 7 ballast LARGE	$1,300.00
PV-AUV-CK8	CK Series Electrical Enclosure - 8 ballast LARGE	$1,400.00

CK Series electrical enclosures (2813-XX) can drive 2 high output lamps (up to 36") for each ballast.

For 48 and 60" lamps, only one lamp can be driven per ballast

All CK Enclosures are 120-277V/50-60Hz operation

All CK Enclosures include (2) cord grip connectors for each ballast in the enclosure

	BMS BOARDS (for monitoring via Building Management Systems)		
	PV-AUV-ACB-030	2-LAMP BOARD	$400.00
	PV-AUV-ACB-031	4-LAMP BOARD	$600.00
	REFLECTORS (these are for amplifying the coil cleaning, but not typically applicable in many cases for disinfection the air and the coil)		
	PV-AUV-2813-REF-18	REFLECTOR FOR 18" LAMP	$30.00
	PV-AUV-2813-REF-24	REFLECTOR FOR 24" LAMP	$40.00
	PV-AUV-2813-REF-36	REFLECTOR FOR 36" LAMP	$50.00
	PV-AUV-2813-REF-48	REFLECTOR FOR 48" LAMP	$60.00
	PV-AUV-2813-REF-60	REFLECTOR FOR 60" LAMP	$70.00
	LAMP CABLES (1 per lamp)		
	PV-AUV-2567-02 8'	lamp cable with SureSeal connection	$30.00
	PV-AUV-2567-04 12'	lamp cable with SureSeal connection	$35.00
	PV-AUV-2567-05 30'	lamp cable with SureSeal connection	$75.00
	LAMP HOLDERS (Clips)		
	PV-AUV-LHD165	LAMP CLIP ASSEMBLY (2 REQ'D PER LAMP)	$10.00

	LAMPS		
	PV-AUV-GSL-18	18" CK SERIES LAMP	$95.00
	PV-AUV-GSL-24	24" CK SERIES LAMP	$110.00
	PV-AUV-GSL-36	36" CK SERIES LAMP	$130.00
	PV-AUV-GSL-48	48" CK SERIES LAMP	$145.00
	PV-AUV-GSL-60	60" CK SERIES LAMP	$160.00
	PV-AUV-GTL-18	18" COATED LAMP	$155.00
	PV-AUV-GTL-24	24" COATED LAMP	$180.00
	PV-AUV-GTL-36	36" COATED LAMP	$220.00
	PV-AUV-GTL-48	48" COATED LAMP	$245.00
	PV-AUV-GTL-60	60" COATED LAMP	$270.00
	PV-AUV-GCL-18	18" DOUBLE-WALL LAMP	$270.00
	PV-AUV-GCL-24	24" DOUBLE-WALL LAMP	$270.00
	PV-AUV-GCL-36	36" DOUBLE-WALL LAMP	$270.00
	PV-AUV-GCL-48	48" DOUBLE-WALL LAMP	$270.00
	PV-AUV-GCL-60	60" DOUBLE-WALL LAMP	$270.00
	CK structure and replacement lamps		
	The CK system structure		
	CK Replacement Lamps: See LAMPS (above)		

EXHIBIT B
CROSS SELLING PROVISIONS

AGILE Offerings

AGILE Contact:

Roderick A. Martin
Chief Managing Partner
rodmartin@4AGILEtech.com
(312) 869-0200

AGILE Commission Schedule:

$10.00 for each test administered plus a volume bonus determined as follows:

NUMBER OF TESTS	**BONUS (PER ADMINISTERED TEST)**
less than 100,000	$1.20
100,000 to 249,999	$1.10
250,000 to 499,999	$1.00
500,000 to 999,999	$0.90
1,000,000 or more	$0.70

As an example, if AGILE implements a testing solution with a customer identified by PV, and that customer procures 100,000 tests, PV would be entitled to a total commission of $1,110,000 ($1.00 per test administered + volume bonus $1.10 per test sold), upon AGILE's receipt of payment for the same. If Purge is involved in the sale of tests alone, then the commission would be $110,000.

PV acknowledges that AGILE operates in a highly regulated medical services industry and agrees that PV has no authority to modify the price or any other terms of sale pertaining to any testing solution or other AGILE Offering.

AGILE TECHNOLOGIES GROUP, LLC
55 East Monroe Street, Suite 3800
Chicago, Illinois 60603

EXHIBIT C-1
WARRANT FOR FOMO COMMON STOCK (AGILE)

[Attached]

THIS WARRANT AND ANY SHARES OF COMMON STOCK ISSUED UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE AFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

FOMO CORP.

WARRANT TO PURCHASE 100,000,000 SHARES

(SUBJECT TO ADJUSTMENT)

OF COMMON STOCK

(Void after JANUARY 11, 2024)

This certifies that for value AGILE TECHNOLOGIES GROUP, LLC ("**Holder**") is entitled, subject to the terms set forth below, at any time from and after JANUARY 12, 2021 (the "**Original Issuance Date**") and before 5:00 p.m., Eastern Time, on JANUARY 11, 2024, to purchase from FOMO CORP., Inc., a California Corporation (the "**Company**"), 100,000,000 shares (subject to adjustment as described herein), of common stock (the "**Common Stock**") of the Company, as constituted on the Original Issuance Date, upon surrender hereof, at the principal office of the Company referred to below, with a duly executed subscription form in the form attached hereto as **Exhibit A** and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the exercise price per share equal to $0.001 per share, as may be adjusted as provided elsewhere herein (the "**Purchase Price**"). The term "**Common Stock**" shall include, unless the context otherwise requires, the stock and other securities and property at the time receivable upon the exercise of this Warrant. The term "**Warrants**" as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein. This Warrant was issued in connection with the Strategic Alignment Agreement between of AGILE TECHNOLOGIES GROUP, LLC and FOMO CORP. dated as of JANUARY 12, 2021 (the "**AGILE Agreement**").

1. Exercise. The Holder, at its option, may exercise this Warrant at any time or from time to time and after the Exercise Trigger Date (defined below) and before 5:00 p.m., Eastern Time, on JANUARY 11, 2024, on any business day in a cashless exercise transaction. The term "**Exercise Trigger Date**" means the earlier of: (a) the date on which the Company achieves five hundred thousand dollars ($500,000) in cumulative sales of Purge Virus, LLC products and services with respect to the AGILE Agreement, provided the same occurs on or before JANUARY 12, 2022; and (b) the Company's receipt of at least one million dollars ($1,000,000) in cumulative sales of Purge Virus, LLC products and services with respect to the AGILE Agreement. In order to perform a Cashless Exercise, the Holder shall surrender this Warrant at the principal office of the Company at FOMO CORP. located at 1 E Erie St, Ste 525 Unit #2250, Chicago, IL 60611 or c/o California Registered Agents Inc. 1267 Willis St., Ste 200, Redding, CA 96001, together with Subscription Form, completed and executed, indicating Holders election to perform a Cashless Exercise, in which event the Company shall issue Holder a number of shares of Common Stock equal to:

$X = Y (A-B)/A$

where: X= the number of shares of Common Stock to be issued to Holder.

Y=the number of shares of Common Stock purchasable under this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

B = the exercise price of this Warrant as adjusted hereunder; and

A = the VWAP of the trading day immediately preceding the date on which Holder elects to exercise this Warrant by means of a "cashless exercise" as set forth in the applicable Notice of Exercise.

The Company represents, warrants and covenants that it shall reserve for issuance that number of shares of Common Stock equal to 100% of the shares of Common Stock issuable upon exercise of this Warrant within 90 days of an effective increase to the Company's authorized common shares following execution of this Agreement.

2. "**Fair Market Value**" shall mean, as of any date, (i) if shares of the Common Stock are listed on a national securities exchange, the average of the closing prices as reported for composite transactions during the ten (10) consecutive trading days preceding the trading day immediately prior to such date or, if no sale occurred on a trading day, then the mean between the closing bid and asked prices on such exchange on such trading day; (ii) if shares of the Common Stock are not so listed but are traded on the Nasdaq SmallCap Market www.nasdaq.com ("**NSCM**"), the average of the closing prices as reported on the NSCM during the ten (10) consecutive trading days preceding the trading day immediately prior to such date or, if no sale occurred on a trading day, then the mean between the highest bid and lowest asked prices as of the close of business on such trading day, as reported on the NSCM; or if applicable, the Nasdaq National Market ("**NNM**"), or if not then included for quotation on the NNM or NSCM, the average of the highest reported bid and lowest reported asked prices as reported by the OTC Markets System or the National Quotations Bureau, as the case may be, or (iii) if the

shares of the Common Stock are not then publicly-traded, the fair market price, not less than book value thereof, of the Common Stock as determined in good faith by the Holder.

3. Shares Fully Paid; Payment of Taxes. All shares of Common Stock issued upon the exercise of a Warrant shall be validly issued, fully paid and non-assessable, and the Company shall pay all taxes and other governmental charges (other than income taxes to the holder) that may be imposed in respect of the issue or delivery thereof.

4. Transfer and Exchange. This Warrant and all rights hereunder are not transferable or exchangeable.

5. Anti-Dilution Provisions. Not applicable.

6. Adjustment for Dividends in Other Stock and Property Reclassifications. Not applicable.

7. Adjustment for Reorganization, Consolidation and Merger. In case of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable on the exercise of this Warrant) after the Original Issuance Date, or in case, after such date, the Company (or any such other corporation) shall consolidate with or merge into another corporation or entity or convey all or substantially all its assets to another corporation or entity, then and in each such case Holder, upon the exercise hereof as provided in **Section 1** at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which such Holder would have been entitled upon such consummation if Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in this **Section 4**; in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.

8. Adjustment for Certain Dividends and Distributions. If the Company at any time or from time to time makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event

(1) the Purchase Price then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction (A) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (B) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date as the case may be, plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Purchase Price shall be recomputed accordingly as of the close of business on such record date, and thereafter the Purchase Price shall be adjusted pursuant to this **Section 4.D** as of the time of actual payment of such dividends or distributions; and

(2) the number of shares of Common Stock theretofore receivable upon the exercise of this Warrant shall be increased, as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, in inverse proportion to the decrease in the Purchase Price.

9. Stock Split and Reverse Stock Split. If the Company at any time or from time to time effects a stock split or subdivision of the outstanding Common Stock, the Purchase Price then in effect immediately before that stock split or subdivision shall be proportionately decreased and the number of shares of Common Stock theretofore receivable upon the exercise of this Warrant shall be proportionately increased. If the Company at any time or from time to time effects a reverse stock split or combines the outstanding shares of Common Stock into a smaller number of shares, the Purchase Price then in effect immediately before that reverse stock split or combination shall be proportionately increased and the number of shares of Common Stock theretofore receivable upon the exercise of this Warrant shall be proportionately decreased. Each adjustment under this **Section 4.E** shall become effective at the close of business on the date the stock split, subdivision, reverse stock split or combination becomes effective.

10. No Impairment. The Company will not, by amendment of its Amended and Restated Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of this **Section 4** and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holders of the Warrants against impairment.

11. Restrictive Legend. The Shares (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

> THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH SECURITIES MAY NOT BE TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR SUCH TRANSFER MAY BE MADE PURSUANT TO RULE 144 OR IN THE OPINION OF COUNSEL FOR THE COMPANY, REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT.

12. Notices of Record Date. In case:

- the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of the Warrants) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

- of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another

corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation, or

- of any voluntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to each holder of a Warrant at the time outstanding a notice specifying, as the case may be, (a) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (b) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is expected to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of the Warrants) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up, such notice shall be mailed at least twenty (20) days prior to the date therein specified.

13. Stock Purchase Rights. Not applicable.

14. Loss or Mutilation. Upon receipt by the Company of evidence satisfactory to it (in the exercise of reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of any Warrant and (in the case of loss, theft or destruction) of indemnity satisfactory to it (in the exercise of reasonable discretion), and (in the case of mutilation) upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

15. Reservation of Common Stock. Upon execution of this Agreement the Company shall issue an irrevocable instruction letter to Signature Stock Transfer, Inc. to, as soon as shares are available, at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants.

16. No Redemption of Warrant. This Warrant may not be redeemed.

17. Notices. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by certified mail to the address furnished to the Company in writing by the holder of this Warrant who shall have furnished an address to the Company in writing.

18. Change; Modifications; Waiver. The terms of this Warrant may only be amended, waived and or modified by written agreement of the Company and the Holder

19. Headings. The headings in this Warrant are for purposes of convenience in reference only and shall not be deemed to constitute a part hereof.

20. Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California without regard to the conflicts of laws principles thereof. The parties hereto hereby irrevocably agree that any suit or proceeding arising directly and/or

indirectly pursuant to or under this Agreement, shall be brought solely in a federal or state court located in the City of Chicago, Cook County and State of Illinois. By its execution hereof, the parties hereby covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City of Chicago, Cook County and State of Illinois and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in Chicago. The parties hereto waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of *in personam* jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of its reasonable counsel fees and disbursements.

Dated: JANUARY 12, 2021

FOMO CORP.

By: DocuSigned by: Vikram Grover
A4CED4E75C644AD
Name: VIKRAM GROVER
Title: CEO

EXHIBIT A

SUBSCRIPTION FORM

(To be executed only upon exercise of Warrant)

The undersigned registered owner of this Warrant irrevocably exercises this Warrant and purchases________of the number of shares of Common Stock of **FOMO CORP.**, purchasable with this Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant.

Dated:___________________________

____
(Signature of Registered Owner)

____
(Street Address)

____
(City / State / Zip Code)

EXHIBIT C-2

WARRANT FOR FOMO COMMON STOCK (BOARD OF ADVISORS)

[Attached]

THIS WARRANT AND ANY SHARES OF COMMON STOCK ISSUED UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE AFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

FOMO CORP.

WARRANT TO PURCHASE 10,000,000 SHARES

(SUBJECT TO ADJUSTMENT)

OF COMMON STOCK

(Void after JANUARY 11, 2024)

This certifies that for value RODERICK A. MARTIN ("**Holder**") is entitled, subject to the terms set forth below, at any time from and after DECEMBER 31, 2020 (the "**Original Issuance Date**") and before 5:00 p.m., Eastern Time, on JANUARY 11, 2024, to purchase from FOMO CORP., Inc., a California Corporation (the "**Company**"), 10,000,000 shares (subject to adjustment as described herein), of common stock (the "**Common Stock**") of the Company, as constituted on the Original Issuance Date, upon surrender hereof, at the principal office of the Company referred to below, with a duly executed subscription form in the form attached hereto as **Exhibit A** and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the exercise price per share equal to $0.001 per share, as may be adjusted as provided elsewhere herein (the "**Purchase Price**"). The term "**Common Stock**" shall include, unless the context otherwise requires, the stock and other securities and property at the time receivable upon the exercise of this Warrant. The term "**Warrants**" as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein. This Warrant was issued in connection with the appointment of Holder to the Company Advisory Board effective DECEMBER 31, 2020.

1. Exercise. The Holder, at its option, may exercise this Warrant at any time or from time to time and after the Original Issuance Date and before 5:00 p.m., Eastern Time, on JANUARY 11, 2024, on any business day in a cashless exercise transaction. In order to effect a Cashless Exercise, the Holder shall surrender this Warrant at the principal office of the Company at FOMO CORP. located at 1 E Erie St, Ste 525 Unit #2250, Chicago, IL 60611 or c/o California Registered Agents Inc. 1267 Willis St., Ste 200, Redding, CA 96001, together with Subscription Form, completed and executed, indicating Holders election to effect a Cashless Exercise, in which event the Company shall issue Holder a number of shares of Common Stock equal to:

$X = Y (A-B)/A$

where: X= the number of shares of Common Stock to be issued to Holder.

Y=the number of shares of Common Stock purchasable under this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

B = the exercise price of this Warrant as adjusted hereunder; and

A = the VWAP of the trading day immediately preceding the date on which Holder elects to exercise this Warrant by means of a "cashless exercise" as set forth in the applicable Notice of Exercise.

The Company represents, warrants and covenants that it shall reserve for issuance that number of shares of Common Stock equal to 100% of the shares of Common Stock issuable upon exercise of this Warrant within 90 days of the effective increase to the Company's authorized common shares following execution of this Agreement.

2. "**Fair Market Value**" shall mean, as of any date, (i) if shares of the Common Stock are listed on a national securities exchange, the average of the closing prices as reported for composite transactions during the ten (10) consecutive trading days preceding the trading day immediately prior to such date or, if no sale occurred on a trading day, then the mean between the closing bid and asked prices on such exchange on such trading day; (ii) if shares of the Common Stock are not so listed but are traded on the Nasdaq SmallCap Market www.nasdaq.com ("**NSCM**"), the average of the closing prices as reported on the NSCM during the ten (10) consecutive trading days preceding the trading day immediately prior to such date or, if no sale occurred on a trading day, then the mean between the highest bid and lowest asked prices as of the close of business on such trading day, as reported on the NSCM; or if applicable, the Nasdaq National Market ("**NNM**"), or if not then included for quotation on the NNM or NSCM, the average of the highest reported bid and lowest reported asked prices as reported by the OTC Markets System or the National Quotations Bureau, as the case may be, or (iii) if the shares of the Common Stock are not then publicly-traded, the fair market price, not less than book value thereof, of the Common Stock as determined in good faith by the Holder.

3. Shares Fully Paid; Payment of Taxes. All shares of Common Stock issued upon the exercise of a Warrant shall be validly issued, fully paid and non-assessable, and the Company shall pay all taxes and other governmental charges (other than income taxes to the holder) that may be imposed in respect of the issue or delivery thereof.

4. Transfer and Exchange. This Warrant and all rights hereunder are not transferable or exchangeable.

5. Anti-Dilution Provisions. Not applicable.

6. Adjustment for Dividends in Other Stock and Property Reclassifications. Not applicable.

7. Adjustment for Reorganization, Consolidation and Merger. In case of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable on the exercise of this Warrant) after the Original Issuance Date, or in case, after such date, the Company (or any such other corporation) shall consolidate with or merge into another corporation or entity or convey all or substantially all its assets to another corporation or entity, then and in each such case Holder, upon the exercise hereof as provided in **Section 1** at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which such Holder would have been entitled upon such consummation if Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in this **Section 4**; in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.

8. Adjustment for Certain Dividends and Distributions. If the Company at any time or from time to time makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event

(1) the Purchase Price then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction (A) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (B) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date as the case may be, plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Purchase Price shall be recomputed accordingly as of the close of business on such record date, and thereafter the Purchase Price shall be adjusted pursuant to this **Section 4.D** as of the time of actual payment of such dividends or distributions; and

(2) the number of shares of Common Stock theretofore receivable upon the exercise of this Warrant shall be increased, as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, in inverse proportion to the decrease in the Purchase Price.

9. Stock Split and Reverse Stock Split. If the Company at any time or from time to time effects a stock split or subdivision of the outstanding Common Stock, the Purchase Price then in effect immediately before that stock split or subdivision shall be proportionately decreased and the number of shares of Common Stock theretofore receivable upon the exercise of this Warrant shall be proportionately increased. If the Company at any time or from time to time effects a reverse stock split or combines the outstanding shares of Common Stock into a smaller number of shares, the Purchase Price then in effect immediately before that reverse stock split or combination shall be proportionately increased and the number of shares of Common Stock theretofore receivable upon the exercise of this Warrant shall be proportionately decreased. Each adjustment under this **Section 4.E** shall become effective at the close of business on the date the stock split, subdivision, reverse stock split or combination becomes effective.

10. No Impairment. The Company will not, by amendment of its Amended and Restated Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of this **Section 4** and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holders of the Warrants against impairment.

11. Restrictive Legend. The Shares (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

> THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH SECURITIES MAY NOT BE TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR SUCH TRANSFER MAY BE MADE PURSUANT TO RULE 144 OR IN THE OPINION OF COUNSEL FOR THE COMPANY, REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT.

12. Notices of Record Date. In case:

- the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of the Warrants) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

- of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another

corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation, or

- of any voluntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to each holder of a Warrant at the time outstanding a notice specifying, as the case may be, (a) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (b) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is expected to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of the Warrants) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up, such notice shall be mailed at least twenty (20) days prior to the date therein specified.

13. Stock Purchase Rights. Not applicable.

14. Loss or Mutilation. Upon receipt by the Company of evidence satisfactory to it (in the exercise of reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of any Warrant and (in the case of loss, theft or destruction) of indemnity satisfactory to it (in the exercise of reasonable discretion), and (in the case of mutilation) upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

15. Reservation of Common Stock. Upon execution of this Agreement the Company shall issue an irrevocable instruction letter to Signature Stock Transfer, Inc. to, as soon as shares are available, at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants.

16. No Redemption of Warrant. This Warrant may not be redeemed.

17. Notices. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by certified mail to the address furnished to the Company in writing by the holder of this Warrant who shall have furnished an address to the Company in writing.

18. Change; Modifications; Waiver. The terms of this Warrant may only be amended, waived and or modified by written agreement of the Company and the Holder

19. Headings. The headings in this Warrant are for purposes of convenience in reference only and shall not be deemed to constitute a part hereof.

20. Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California without regard to the conflicts of laws principles thereof. The parties hereto hereby irrevocably agree that any suit or proceeding arising directly and/or

indirectly pursuant to or under this Agreement, shall be brought solely in a federal or state court located in the City of Chicago, Cook County and State of Illinois. By its execution hereof, the parties hereby covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City of Chicago, Cook County and State of Illinois and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in Chicago. The parties hereto waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of *in personam* jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of its reasonable counsel fees and disbursements.

Dated: DECEMBER 31, 2020

FOMO CORP.

By: DocuSigned by: Vikram Grover
A4CED4F75C644AD
Name: VIKRAM GROVER
Title: CEO

EXHIBIT A

SUBSCRIPTION FORM

(To be executed only upon exercise of Warrant)

The undersigned registered owner of this Warrant irrevocably exercises this Warrant and purchases________of the number of shares of Common Stock of **FOMO CORP.**, purchasable with this Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant.

Dated:___________________________

____
(Signature of Registered Owner)

____
(Street Address)

____
(City / State / Zip Code)

EXHIBIT D
ADDITIONAL TERMS & CONDITIONS

1. Insurance. During the term of this Agreement, each Party will maintain, at its own expense, appropriate insurance coverage applicable to performance of the respective Party's obligations under the Agreement.

2. Mutual Indemnification. Each Party (as applicable, the "Indemnifying Party") will indemnify, defend with counsel reasonably acceptable to & hold the other Party & its members, managers, shareholders, directors, officers, employees, agents & affiliates & the members, managers, employees & agents of its affiliates (collectively, "Indemnified Parties" &, individually, an "Indemnified Party") harmless from & against any & all claims, liabilities, losses, costs, judgments, settlements, penalties, fines & expenses (including attorneys' fees & legal expenses related to such defense) of any kind or type (collectively "Liabilities") asserted by any third party, or paid or incurred by any Indemnified Party, where such Liabilities arise out of or result in any way from this Agreement, or any act or failure to act by the Indemnifying Party with respect thereto, including (without limitation) any & all judgments, settlements, penalties, fines & expenses incurred in a proceeding to which any Indemnified Party is a party, to the fullest extent provided or allowed by applicable laws; provided, however, that Indemnifying Party's obligations under this Section will not apply with respect to any act or failure to act is proven by a preponderance of the evidence to constitute fraud, willful misconduct or gross negligence by any Indemnified Party otherwise seeking indemnification. The indemnification of this Section will survive the expiration or other termination of this Agreement. Each Party seeking indemnification under this Section will promptly notify the other Party of any Liability & the Indemnifying Party will conduct the defense of all Indemnified Parties at the Indemnifying Party's sole expense, subject to the Indemnified Party's reasonable direction, assistance & cooperation. The obligations under this Section will survive the expiration or other termination of this Agreement.

3. Confidentiality. Each Party acknowledges that, during the course of performing this Agreement, it will be provided confidential, proprietary or otherwise non-public information, including the terms of this Agreement ("Confidential Information") and agrees that it will only use the Confidential Information for purposes of performing under this Agreement. No Party will use any Confidential Information in any way other than to perform under this Agreement as contemplated hereby. No Party will disclose the Confidential Information of any other Party without the prior written consent of the same in each & every instance. Each Party acknowledges that any breach of this Section would result in irreparable harm for which the other Parties would be entitled to seek an injunction or other specific performance. Each Party will return the Confidential Information of all other Parties within three (3) Business Days following any termination of this Agreement. The obligations under this Section will survive the expiration or other termination of this Agreement.

4. Non-Solicitation. Until the second (2nd) anniversary of the termination of this Agreement, neither Party will, directly or indirectly, induce or encourage: (i) any employee or contractor of any of the other Party to terminate such relationship, or to seek employment or affiliation with any other person or entity; or (ii) any customer, investor or counterparty of any Party to modify or terminate any relationship with such Party, whether or not evidenced by a written contract. The obligations under this Section will survive the expiration or other termination of this Agreement.

5. Non-Disparagement. Neither Party will, directly or indirectly, make or cause any other person, entity or governmental unit to make, or assist any other person or entity in making, any oral or written comments which could be reasonably considered to be disparaging toward the other Party or its members, managers, affiliates, shareholders, directors, officers, employees or agents, except for any truthful statement made as part of any mediation, arbitration or other legal proceeding, or as required

by law. The obligations under this Section will survive the expiration or other termination of this Agreement.

6. Public Announcements. Neither Party will issue or release any announcement, statement, press release, or other publicity or marketing materials relating to this Agreement or, unless expressly permitted under this Agreement, otherwise use the other Party's intellectual property, in each case, without the prior written consent of the other Party, which will not be unreasonably withheld or delayed. The obligations of the Parties under this Section will survive the expiration or other termination of this Agreement.

7. No Implied Assignments or Licenses. Nothing in this Agreement will be construed as an assignment or grant of any right, title or interest in any trademark, copyright, design or trade dress, patent right or other intellectual property or industrial property right.

8. Waivers Generally. No course of performance or other conduct subsequently pursued or acquiesced in, & no oral agreement or representation subsequently made, by either Party, whether or not relied or acted upon, & no usage of trade, whether or not relied or acted upon, will amend this Agreement or impair or otherwise affect either Party's obligations pursuant to this Agreement or any rights & remedies of any Party pursuant to this Agreement. No delay in the exercise of any right will operate as a waiver of such right. No single or partial exercise of any right will preclude its further exercise. A waiver of any right on any one occasion will not be construed as a bar to, or waiver of, any such right on any other occasion.

9. Remedies for Breach. Except as otherwise set forth in this Agreement, the rights & remedies set forth in this Agreement are neither mutually exclusive nor exclusive of any right or remedy provided by law, in equity or otherwise, & all legal remedies (such as monetary damages) as well as all equitable remedies (such as specific performance) will be available for any breach or threatened breach of any provision of this Agreement.

10. Costs. If any Party retains counsel for the purpose of enforcing or preventing the breach or any threatened breach of any provision of this Agreement or for any other remedy relating to it, then the prevailing Party will be entitled to be reimbursed by the non-prevailing Party for all costs & expenses so incurred (including reasonable attorney's fees, costs of bonds, & fees & expenses for expert witnesses).

11. Counterparts. This Agreement may be executed via multiple signed copies delivered by the Parties via e-mail, or any other means permitted under the Electronic Signatures Act. Each such copy will be considered an original &, when fully assembled with the executed counterparts of all other Parties, will be deemed to constitute a fully executed original.

12. Notice. All notices, demands, requests, & other communications required or permitted hereunder will be in writing & need not be signed by the Party sending the notice. All such notices, demands, requests & other communications (and copies thereof) will be deemed to be delivered: (a) if sent by messenger, upon personal delivery to the Party to whom the notice is directed; (b) if sent by e-mail or facsimile, upon electronic or telephonic confirmation of receipt; (c) if sent by overnight courier, with request for next Business Day delivery, on the next Business Day after sending; or (d) whether actually received or not, two (2) Business Days after deposit in a regularly maintained receptacle for the United States mail, postage prepaid, addressed to the Party at the address set forth in this Agreement, or at such other place as such Party may, from time to time, designate in a written notice to the other Party. For purposes of this Agreement, a "Business Day" means any day on which banks in Chicago, Illinois are not required to be closed.

13. Compliance with Laws. THE TERMS, CONDITIONS & COVENANTS OF THIS AGREEMENT ARE INTENDED TO CONFORM & COMPLY WITH ALL FEDERAL, STATE, & LOCAL LAWS & REGULATIONS THAT ARE APPLICABLE TO THE PARTIES & THEIR BUSINESS ACTIVITIES. ACCORDINGLY, IT IS AGREED BY THE PARTIES HERETO THAT IF ANY OF THE PROVISIONS CONTAINED HEREIN ARE DEEMED TO BE IN VIOLATION OR CONTRAVENTION OF ANY LAWS, RULES, REGULATIONS, OR STATUTES THAT ARE APPLICABLE TO THE PARTIES, THEN SUCH PROVISION(S) WILL BE AMENDED IN WRITING SO THAT THE AGREEMENT, IN WHOLE & PART, WILL BE IN COMPLIANCE WITH ALL APPLICABLE LAWS, RULES, REGULATIONS & STATUTES.

14. Partial Invalidity. Wherever possible, each provision of this Agreement will be interpreted in such a manner as to be effective & valid under applicable law. However, if for any reason any one or more of the provisions of this Agreement are held to be invalid, illegal or unenforceable in any respect, such action will not affect any other provision of this Agreement. In such event this Agreement will be construed as if such invalid, illegal or unenforceable provision had never been contained in it.

15. Entire Agreement. This Agreement contains the entire agreement among the Parties with respect to the subject matter of this Agreement, & supersedes each course of conduct previously pursued or acquiesced in, & each oral agreement & representation previously made, by the Parties with respect thereto, whether or not relied or acted upon.

16. Amendments. No amendment to this Agreement will be effective unless made in a writing duly executed by all of the Parties.

17. Assignment. Neither Party may assign, transfer or convey this Agreement or any rights or obligations hereunder without the other Party's prior written consent in each & every instance.

18. Relationship of the Parties. The Parties are independent contractors under this Agreement. Nothing in this Agreement is intended to create any partnership, joint venture, association, agency, employer-employee or other relationship other than as parties to a contract for professional services being provided for a fee. Without limiting the generality of the foregoing, the Parties acknowledge and agree that each Party is responsible for any and all tax liabilities and filings due in connection with payments received in connection with this Agreement. Except as expressly set forth herein, no Party has the authority to, & each Party agrees that it will not, directly or indirectly, contract any obligations of any kind in the name of or chargeable against any other Party without such Party's prior written consent. No Party will be or become liable or bound by any representation, act or omission whatsoever of any other Party.

19. Parties in Interest. This Agreement will inure to the benefit of & be binding upon the Parties & their respective successors & permitted assigns. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the signatories to this Agreement, their respective successors & permitted assigns, any rights or remedies under or by reason of this Agreement.

20. Further Assurances. Each Party agrees, without further consideration, to sign & deliver such other documents of further assurance as may reasonably be necessary to effectuate the provisions of this Agreement.

21. Time. Time is of the essence of this Agreement.

22. Governing Law; Consent to Jurisdiction. This Agreement will be governed by the laws of the state of Illinois, without regard to such state's rules concerning conflicts of laws. Each Party hereby irrevocably (a) agrees that any suit or other legal proceeding arising out of or relating to this

Agreement may be brought only in a court of the State of Illinois or in the United States District Court, located in Cook County, Illinois, (b) consents, for itself & in respect of its property, to the jurisdiction of each such court in any such suit or proceeding, & (c) waives any objection that it may have to the laying of venue of any such suit or proceeding in any of such courts & any claim that any such suit or proceeding has been brought in an inconvenient forum. EACH OF THE PARTIES WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) RELATED TO OR ARISING OUT OF THIS AGREEMENT.

Notwithstanding the foregoing, any controversy, dispute or claim arising out of or in connection with or relating to this Agreement, or the breach, termination or validity thereof or any transaction contemplated hereby other than matters requiring injunctive relief (any such controversy, dispute or claim being referred to as a "Dispute") will be finally resolved & settled by arbitration conducted expeditiously in accordance with the Comprehensive Arbitration Rules & Procedures then in force (the "JAMS Rules") of JAMS or any successor entity ("JAMS"). There will be one arbitrator that will be appointed pursuant to JAMS procedure, in each case, within fifteen (15) Business Days of receipt of the demand for arbitration by the respondent(s) in any such proceeding. An arbitration pursuant to this provision will take place in Chicago, Illinois. A final award will be rendered as soon as reasonably possible &, in any event, within ninety (90) calendar days of the filing with JAMS any demand for arbitration; provided, however, that if the arbitrator determines that fairness so requires, such ninety (90) calendar day period may be extended by no more than sixty (60) additional calendar days. The Parties agree that the arbitrator will have the right & power to shorten the length of any notice periods or other time periods provided in the JAMS Rules & to implement "Expedited Procedures" under the JAMS Rules in order to ensure that the arbitration process is completed within the time frames provided herein. The arbitration decision or award will be in writing. Judgment on the decision or award rendered by the arbitrator may be entered & specifically enforced in any court having jurisdiction thereof. All arbitrations commenced pursuant to this Agreement or any other related agreement or document will be consolidated & heard by the initially appointed arbitrator. The arbitration award or ruling will provide for payment by the losing Party of the fees & costs of the arbitration, including without limitation, the reasonable attorneys' fees & attorneys' costs incurred by the prevailing parties. EACH PARTY CONFIRMS THAT IT HAS READ & UNDERSTANDS THIS PROVISION REGARDING ARBITRATION, & UNDERSTANDS THAT BY SIGNING THIS AGREEMENT, EACH PARTY AGREES TO SUBMIT ALL CLAIMS ARISING OUT OF, RELATING TO, OR IN CONNECTION WITH THIS AGREEMENT, OR THE INTERPRETATION, VALIDITY, CONSTRUCTION, PERFORMANCE, BREACH OR TERMINATION THEREOF, OTHER THAN THOSE REQUIRING INJUNCTIVE RELIEF, TO BINDING ARBITRATION, UNLESS OTHERWISE REQUIRED BY LAW, & THAT THIS ARBITRATION CLAUSE CONSTITUTES A WAIVER OF EACH PARTY'S RIGHT TO A JURY TRIAL & RELATES TO THE RESOLUTION OF ALL DISPUTES RELATING TO ALL ASPECTS OF THE PARTIES' RELATIONSHIP WITH EACH OTHER.